Exhibit 32.1

ASTRO-MED, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Astro-Med, Inc. (the “Company”) on Form 10-Q for the period ended August 1, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory A. Woods, President, Chief Executive Officer and Director, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2015

/s/ Gregory A. Woods
Gregory A. Woods,
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Astro-Med, Inc. and will be retained by Astro-Med, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.